Exhibit 99.1

Execution Version

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT, dated as of January 22, 2013 (this “Agreement”), is made among Allergan, Inc., a Delaware corporation (“Parent”), Groundhog Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), and each of the individuals or entities listed on a signature page hereto (each, a “Stockholder”). Capitalized terms used but not defined herein have the meanings set forth in the Agreement and Plan of Merger, dated as of the date of this Agreement (the “Merger Agreement”), among Parent, Purchaser and MAP Pharmaceuticals, Inc., a Delaware corporation (the “Company”).

WHEREAS, each Stockholder owns of record, or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), shares of common stock of the Company, par value $0.01 per share (“Shares”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Purchaser and the Company are entering into the Merger Agreement, a copy of which has been made available to each Stockholder, which provides for, among other things, the making of a tender offer (such offer, as it may be amended from time to time as permitted by the Merger Agreement, the “Offer”) by Purchaser for all of the outstanding Shares, and the subsequent merger of Purchaser with and into the Company (the “Merger”), each upon the terms and subject to the conditions set forth therein;

WHEREAS, as an inducement and condition to Parent’s and Purchaser’s willingness to enter into the Merger Agreement, Parent has required that each Stockholder enter into this Agreement;

WHEREAS, the Company and certain stockholders of the Company, including certain of the Stockholders, are parties to that certain Third Amended and Restated Registration Rights Agreement, dated as of March 21, 2007 (the “Registration Rights Agreement”); and

WHEREAS, each Stockholder who is a party to the Registration Rights Agreement has agreed that such Stockholder will not, to the extent set forth herein, exercise any of its rights under the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, representations, warranties and agreements set forth herein, the parties hereby agree as follows:

SECTION 1. Covenant To Tender

(a) Unless this Agreement shall have been terminated in accordance with its terms, each Stockholder shall validly tender, or cause to be tendered, in the Offer (i) any and all Shares currently owned (of record or beneficially) by such Stockholder and (ii) any additional Shares that such Stockholder acquires in any manner after the date of this Agreement (collectively, the “Subject Shares”), pursuant to and in accordance with the terms of the Offer; provided, however, that (x) a Stockholder shall not be required, for purposes of this Agreement, to exercise any unexercised Company Stock Option held by such Stockholder and (y) a Stockholder shall not have any obligation under this Section 1(a) to tender any Subject Shares into the Offer to extent such shares constitute Company Restricted Stock Awards or Company RSUs or if that tender could cause such Stockholder to incur liability under Section 16(b) of the Exchange Act.

(b) Each Stockholder agrees that once its or his Subject Shares are tendered, such Stockholder will not withdraw or cause to be withdrawn any of such Subject Shares from the Offer; unless and until (A) the Offer shall have been terminated by the Purchaser in accordance with the terms of the Merger Agreement or (B) this Agreement shall have been terminated in accordance with its terms.

(c) If a Stockholder owns Subject Shares beneficially, but not of record, then such Stockholder shall promptly, but in any event no later than ten (10) Business Days before the originally scheduled Acceptance Date, cause the nominee that holds such Subject Shares to tender all such beneficially owned Subject Shares.

(d) If a Stockholder owns Subject Shares of record, then such Stockholder shall promptly, but in any event no later than ten (10) Business Days before the originally scheduled Acceptance Date, tender all such Subject Shares owned of record.

(e) In furtherance of the foregoing, at the time of tendering the Subject Shares, each Stockholder shall (i) deliver to the depositary designated in the Offer (the “Depositary”) (A) a letter of transmittal with respect to its or his Subject Shares complying with the terms of the Offer, (B) a certificate or certificates representing such Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Depositary may reasonably request) in the case of a book-entry transfer of any Subject Shares and (C) all other documents or instruments, to the extent applicable, in the form required to be delivered by the other stockholders of the Company pursuant to the terms of the Offer, and/or (ii) instruct its or his broker or such other Person that is the holder of record of any Subject Shares to tender such Subject Shares pursuant to and in accordance with the terms of the Offer.

SECTION 2. Documentation and Information. Each Stockholder: (i) consents to the publication and disclosure by Parent of such Stockholder’s identity and holdings of Subject Shares in all documents and schedules filed with the SEC and the existence and terms of this Agreement that Parent reasonably determines, in its sole discretion, should be publicly disclosed under applicable Law in connection with the Offer, the Merger or any transactions contemplated by the Merger Agreement; and (ii) shall promptly give to Parent any information that Parent may reasonably require for the preparation of any applicable disclosure documents. Each Stockholder shall promptly notify Parent of any inaccuracies or omissions with respect to any information supplied by such Stockholder to Parent.

SECTION 3. Voting Agreement. Each Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Shares (a “Company Stockholders Meeting”):

(a) be present, in person or represented by proxy, or otherwise cause such Stockholder’s Subject Shares to be counted for purposes of determining the presence of a quorum at such meeting; and

(b) vote (or cause to be voted) with respect to all such Stockholder’s Subject Shares (to the extent that any of such Stockholder’s Subject Shares have not been purchased in the Offer prior to the record date with respect to such vote):

(i) in favor of the adoption of the Merger Agreement;

(ii) in favor of any proposal to adjourn the Company Stockholders Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Company Stockholders Meeting is held; and

(iii) against (A) any proposal that could reasonably be expected to, directly or indirectly, impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Offer or Merger, (B) any Acquisition Proposal and any action in furtherance of any Acquisition Proposal, and (C) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement or, to such Stockholder’s knowledge, of the Company under the Merger Agreement.

SECTION 4. Irrevocable Proxy.

(a) Each Stockholder hereby revokes (or agrees to cause to be revoked) any proxies that it has heretofore granted with respect to the Subject Shares.

(b) Each Stockholder hereby irrevocably appoints Parent as attorney-in-fact and proxy, with full power of substitution and resubstitution, for and on behalf of such Stockholder, for and in the name, place and stead of such Stockholder, to:

(i) attend any and all Company Stockholder Meetings and represent the Stockholder at such Company Stockholder Meetings;

(ii) vote, or issue instructions to the record holder to vote, such Stockholder’s Subject Shares in accordance with the provisions of Section 3 at any and all Company Stockholder Meetings; and

(iii) grant or withhold, or issue instructions to the record holder to grant or withhold, in accordance with the provisions of Section 3, all written consents with respect to the Subject Shares at any and all Company Stockholder Meetings.

(c) Each Stockholder hereby affirms that (i) the proxy set forth in this Section 4 (the “Proxy”) is granted in consideration of, and as an inducement to, Parent and Purchaser entering into the Merger Agreement, and (ii) that the Proxy is given to secure the obligations of such Stockholder under Section 3 hereof. Each Stockholder hereby further affirms that the Proxy is therefore coupled with an interest and shall be irrevocable during the Agreement Period (as defined below). The Proxy shall automatically terminate upon the termination of this Agreement.

(d) Each Stockholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file the Proxy and any substitution or revocation with the Secretary of the Company.

(e) Parent agrees not to exercise the Proxy for any purpose other than the purposes described in this Agreement.

SECTION 5. Representations and Warranties of Each Stockholder. Each Stockholder, for itself and not as to any other Stockholder, represents and warrants to Parent and Purchaser, as of the date hereof, as follows:

(a) Organization. If such Stockholder is not an individual, it is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) Authorization.

(i) If such Stockholder is an individual, such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder.

(ii) If such Stockholder is not an individual, it has full corporate, limited liability company, partnership or trust power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder.

(c) Due Execution and Delivery. This Agreement has been duly executed and delivered to Parent and Purchaser by such Stockholder and constitutes a valid and legally binding obligation of such Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law). If such Stockholder is married, and any of the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly and validly executed and delivered by such Stockholder’s spouse and, assuming due authorization, execution and delivery by Parent, constitutes a valid and legally binding obligation of such Stockholder’s spouse in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(d) No Violation.

(i) The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder will not: (A) to the knowledge of such Stockholder, materially conflict with or violate any Law applicable to such Stockholder or by which such Stockholder or any of such Stockholder’s properties is bound; or (B) result in or constitute (with or without notice or lapse of time) any material breach of or default under, or give to any third party (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Shares pursuant to, any contract to which such Stockholder is a party or by which such Stockholder or any of its or his Affiliates or properties is bound, in each case, whether individually or in the aggregate, that would reasonably be expected to prevent or delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise negatively impact Stockholder’s ability to perform its obligations hereunder.

(ii) The execution and delivery of this Agreement and the Proxy by such Stockholder do not, and the performance of this Agreement and the Proxy by such Stockholder will not, require any consent or approval of any Person.

(iii) No consent, approval, order, authorization or permit of, or registration, declaration or filing with or notification to, any Governmental Entity or any other Person is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the performance by such Stockholder of such Stockholder’s obligations hereunder, except for the filing with the SEC of any Schedules 13D or 13G or amendments to Schedules 13D or 13G and filings under Section 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

(e) Ownership of Subject Shares.

(i) Such Stockholder is, and (except with respect to any Subject Shares Transferred (as defined below) in accordance with Section 7(b) hereof or accepted for payment pursuant to the Offer) at all times during the Agreement Period will be, the holder of record or beneficially of the Stockholder’s Subject Shares, free and clear of any encumbrances or restrictions, except (i) pursuant to any applicable restrictions on transfer under the Securities Act and (ii) subject to any risk of forfeiture with respect to any shares of Common Stock granted to such Stockholder under an employee benefit plan of the Company.

(ii) Except as provided in this Agreement or, if such Stockholder is a partnership, pursuant to such Stockholder’s partnership agreement (which partnership agreement does not prevent such Stockholder from performing its obligations hereunder), there are no agreements or arrangements of any kind, contingent or otherwise, obligating Stockholder to Transfer or cause to be Transferred, any of such Stockholder’s Subject Shares.

(iii) Except pursuant to this Agreement, no Person has any right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares.

(f) Number of Shares. Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the Subject Shares set forth on Schedule A opposite the name of such Stockholder are the only Shares owned beneficially or of record by such Stockholder on the date of this

Agreement. Other than as set forth on Schedule A, such Stockholder does not own any Shares or any options to purchase or otherwise acquire any securities of the Company, and has no interest in or voting rights with respect to any securities of the Company.

(g) No Other Proxies. None of such Stockholder’s Subject Shares are subject to any voting agreement or proxy on the date of this Agreement, except pursuant to this Agreement.

(h) Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of such Stockholder, threatened against or otherwise affecting, such Stockholder or any of such Stockholder’s properties or assets (including such Stockholder’s Subject Shares) that would reasonably be expected to impair the ability of such Stockholder to perform its, her or his obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(i) Opportunity to Review. Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of its or his own choosing. Such Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

(j) Finders’ Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Purchaser or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder in its or his capacity as such.

SECTION 6. Representations and Warranties of Parent and Purchaser. Each of Parent and Purchaser hereby, severally and not jointly, represent and warrant to each Stockholder, as of the date hereof, that (a) such party has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (b) the execution, delivery and performance by such party of this Agreement and the consummation by such party of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such party and (c) this Agreement constitutes a valid and legally binding obligation of such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

SECTION 7. No Proxies for, Transfers of, or Liens on Subject Shares.

(a) Except pursuant to the terms of this Agreement, during the Agreement Period, no Stockholder shall, without the prior written consent of Parent, directly or indirectly:

(i) grant any proxies, powers of attorney, rights of first offer or refusal, or enter into any voting trust or voting agreement or arrangement with respect to any Subject Shares,

(ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate or otherwise dispose of (including by gift) (each, a “Transfer”) any Subject Shares,

(iii) otherwise permit any Liens to be created on any Subject Shares,

(iv) enter into any contract, agreement, option, instrument or other arrangement or understanding with respect to the direct or indirect Transfer of any Subject Shares, or

(v) consent to any of the foregoing.

(b) Notwithstanding the foregoing, each Stockholder shall have the right to Transfer all or any portion of its or his Subject Shares to a Permitted Transferee of such Stockholder, if and only if such Permitted

Transferee shall have agreed in writing, in a manner reasonably acceptable in form and substance to Parent, (i) to accept such Subject Shares subject to the terms and conditions of this Agreement and (ii) to be bound by this Agreement and to agree and acknowledge that such Person shall constitute a Stockholder for all purposes of this Agreement. “Permitted Transferee” means, with respect to any Stockholder, (A) any other Stockholder, (B) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild of such Stockholder, (C) any trust, the trustees of which include only the Persons named in clauses (A) or (B) and the beneficiaries of which include only the Persons named in clauses (A) or (B), (D) any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Persons named in clauses (A) or (B), (E) if such Stockholder is a partnership, its limited partners or (F) if such Stockholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust. Notwithstanding anything to the contrary contained herein, each Stockholder shall have the right to make Transfers of Subject Shares by will, operation of law, Transfers for estate planning purposes or Transfers for charitable purposes or as charitable gifts or donations, in which case the transferee of such Subject Shares shall constitute a Permitted Transferee, subject to the requirements set forth in the first sentence of this clause (b).

(c) Each Stockholder hereby authorizes Parent and Purchaser to direct the Company to affix to any certificate representing Subject Shares a legend reflecting the transfer restrictions on the Subject Shares pursuant to this Agreement and to impose stop orders to prevent the Transfer of any Subject Shares on the books of the Company in violation of this Agreement.

SECTION 8. Notices of Certain Events. Each Stockholder shall notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of such Stockholder set forth in Section 5.

SECTION 9. Further Assurances. Parent and each Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments, and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things, necessary to perform their respective obligations under this Agreement.

SECTION 10. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of a stock split, reverse stock split, recapitalization, combination, reclassification, readjustment, exchange of shares or the like, the term “Subject Shares” shall be deemed to refer to and include such shares, as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in the transaction.

SECTION 11. Waiver of Appraisal and Dissenter’s Rights. Each Stockholder waives and agrees not to exercise any rights of appraisal, rights to dissent or similar rights with respect to the Merger or other transactions contemplated by the Merger Agreement that such Stockholder may have with respect to such Stockholder’s Subject Shares pursuant to Section 262 of the Delaware General Corporation Law or other applicable Law.

SECTION 12. Registration Rights Agreement.

(a) Each Stockholder that is a party to the Registration Rights Agreement hereby agrees that: (i) during the Agreement Period such Stockholder will not exercise any of its rights under the Registration Rights Agreement without the express prior written consent of Parent and (ii) as of the Effective Time, without any further or additional action by any of the parties, the Company, Parent, Purchaser and such Stockholder shall have no further rights, obligations or duties in respect of one another under the Registration Rights Agreement or in respect thereof.

(b) Notwithstanding anything to the contrary set forth herein, upon the termination of the Merger Agreement in accordance with its terms, the Registration Rights Agreement shall remain in full force and effect.

SECTION 13. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, (ii) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (iii) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to Parent or Purchaser, to:

Allergan, Inc.

2525 Dupont Drive

Irvine, California 92612

Attention: General Counsel Facsimile No.:

with a copy to:

Gibson, Dunn & Crutcher LLP

3161 Michelson Drive, Suite 1200

Irvine, California 92612

Attention: Terrence Allen, Esq.

Facsimile: (949) 475-4724

If to a Stockholder, to its or his address set forth on a signature page hereto, with a copy to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Attention: Patrick A. Pohlen

Facsimile No.: (650) 463-2600

(b) Amendment and Waivers.

(i) Any provision of this Agreement may be amended or waived during the Agreement Period if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(ii) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

(c) Binding Effect; Benefit; Assignment.

(i) The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

(ii) Neither any Stockholder, on the one hand, nor Parent or Purchaser, on the other hand, may assign this Agreement or any of its or his rights, interests or obligations hereunder (whether by operation of Law or otherwise) without the prior written approval of Parent or such Stockholder, as applicable, except that each of Parent and Purchaser may assign their respective rights and obligations under this Agreement, in whole or from time to time in part, to one or more of their respective Affiliates at any time; provided that such assignment shall not relieve such Person of its or his obligations under this Agreement.

(d) Termination. This Agreement shall automatically terminate and become void and of no further force or effect on the earlier of (i) the Effective Time, (ii) the termination of this Agreement by written notice from Parent to the Stockholders, (iii) the occurrence of a Triggering Event, (iv) the termination of the Merger Agreement in accordance with its terms, and (v) the date of any amendment to the Merger Agreement that reduces the amount, or changes the form, of consideration payable to the stockholders of the Company pursuant to the terms of the Merger Agreement (the period from the date hereof through such time being referred to as the “Agreement Period”); provided that (A) Sections 13(a), 13(b), 13(e), 13(h) and 13(n) shall survive such termination and (B) no such termination shall relieve or release any Stockholder, Parent or Purchaser from any obligations or liabilities arising out of its, her or his breach of this Agreement prior to its termination.

(e) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(i) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(ii) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself or himself and its or his property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or another Delaware state court if the Court of Chancery lacks jurisdiction), or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by law, in such Federal court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware State or Federal court and (d) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware State or Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13(a). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law. Notwithstanding for foregoing, in furtherance of the agreements of the parties in this Section 13(e), each Stockholder that has not as of the date hereof already duly appointed an agent for service of process in Delaware does hereby appoint RL&F Service Corp., One Rodney Square, Tenth Floor, Wilmington, New Castle County, Delaware 19801, as such agent.

(iii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT OR HE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT OR HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED,

EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT OR HE UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT OR HE MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT OR HE HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13(e)(iii).

(f) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(g) Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

(h) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by or on behalf of the party incurring such cost or expense, whether or not the transactions contemplated by this Agreement are consummated.

(i) Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(j) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

(k) Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(l) Interpretation. When a reference is made in this Agreement to Sections or Schedules, such reference shall be to a Section of or Schedule to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Whenever the words “his” and “him” are used in this Agreement, they shall be deemed to also include “her”. In this Agreement, the Stockholder of any Shares held in trust shall be deemed to be the relevant trust and/or the trustees thereof acting in their capacities as such trustees, in each case as the context may require to be most protective of Parent, including for purposes of such trustees’ representations and warranties as to the proper organization of the trust, their power and authority as trustees and the non-contravention of the trust’s governing instruments.

(m) No Presumption. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

(n) Obligations. The obligations of each Stockholder under this Agreement are several and not joint, and no Stockholder shall have any liability or obligation under this Agreement for any breach hereunder by any other Stockholder.

(o) Stockholder Capacity. Each Stockholder is signing and entering this Agreement solely in his capacity as the record or beneficial owner of Subject Shares, and nothing herein shall limit or affect in any way any actions that may be hereafter taken by him in his capacity as an employee, officer or director of the Company or any Subsidiary of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

(p) Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time.

(q) No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of the Company has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company’s organizational documents, the possible acquisition of the Subject Shares by Parent and Purchaser pursuant to the Merger Agreement, (b) the Merger Agreement is executed by all parties thereto and (c) this Agreement is executed by all parties hereto.

(r) 10b5-1 Plans. Notwithstanding anything to the contrary set forth in this Agreement, each of the Stockholders identified on Schedule A as being a party, as of the date hereof, to a written plan for trading the Shares in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (each, a “10b5-1 Plan”), may sell pursuant to such Stockholder’s 10b5-1 Plan up to that number of Shares indicated on Schedule A as permitted to be sold under such 10b5-1 Plan, which Shares shall be those issued upon the exercise of stock options outstanding as of the date hereof or Shares outstanding as of the date hereof, as the case may be, solely as specified in Schedule A. If Shares are sold pursuant to a Rule 10b5-1 Plan, then the applicable Stockholder on behalf of whom such Shares are sold, shall provide prompt (and in any event within three Business Days) written notice to Parent of such sale, including the amount of Shares sold. Each such Stockholder has made available to Parent an accurate and complete copy of such Stockholder’s 10b5-1 Plan as in effect on the date hereof, and each such 10b5-1 Plan shall not be amended during the Agreement Period.

[The next page is the signature page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Allergan, Inc.

By:	/s/ David E.I. Pyott
Name:	David E.I. Pyott
Title:	Chairman of the Board, President and Chief Executive Officer

Groundhog Acquisition, Inc.

By:	/s/ David E.I. Pyott
Name:	David E.I. Pyott
Title:	President and Chief Executive Officer

[Stockholder signatures begin on the next page]

Signature Page to Tender and Support Agreement

STOCKHOLDER

Brookside Capital Partners Fund, L.P.

/s/ Matthew V. McPherron
Name:	Matthew V. McPherron

Title:	Managing Director

Address:	200 Clarendon Street Boston, MA 02116

Facsimile:

/s/ Timothy S. Nelson
Name:	Timothy S. Nelson

Address:	24995 Miller Cutoff Road Los Gatos, CA 95033

Facsimile:

/s/ Thomas A. Armer
Name:	Thomas A. Armer

Address:	1225 Estate Drive Los Altos, CA 94024

Facsimile:

/s/ Christopher Y. Chai
Name:	Christopher Y. Chai

Address:	1400 Mills Ave. Burlingame, CA 94010

Facsimile:

/s/ Charlene A. Friedman
Name:	Charlene A. Friedman

Address:	143 Seminary Drive Menlo Park, CA 94025

Facsimile:

/s/ Anastasios E. Gianakakos
Name:	Anastasios E. Gianakakos

Address:	560 Lemon Street Menlo Park, CA 94025

Facsimile:	(650) 889 1600

/s/ Donald J. Kellerman
Name:	Donald J. Kellerman

Address:	1030 Glen Brook Avenue San Jose, CA 95125

Facsimile:

/s/ Scott Borland
Name:	Scott Borland

Address:	16161 Escobar Drive Los Gatos, CA 95032

Facsimile:

Signature Page to Tender and Support Agreement

/s/ Matthew V. McPherron
Name:	Matthew V. McPherron

Address:	200 Clarendon Street Boston, MA 02116

Facsimile:

/s/ H. Ward Wolff
Name:	H. Ward Wolff

Address:	200 N. Almenar Drive Greenbrae, CA 94904

Facsimile:	(451) 461 3889

/s/ Scott R. Ward
Name:	Scott R. Ward

Address:	6410 Ballantine Ct. Inner Grove Heights, MN 55077

Facsimile:

/s/ Bernard J. Kelley
Name:	Bernard J. Kelley

Address:	1820 Rittenhouse Square #802 Philadelphia, PA 19103

Facsimile:	(215) 735 3664

/s/ Gerri A. Henwood
Name:	Gerri A. Henwood

Address:	490 Lapp Rd. Malvern, PA 19355

Facsimile:

/s/ W. James O’Shea
Name:	W. James O’Shea

Address:	6 Arlington Street, Unit 6 Boston, MA 02116

Facsimile:

Signature Page to Tender and Support Agreement

SCHEDULE A

Ownership of Shares(1)

Name	Number of Shares Owned	Number of Shares Subject to Vested and Unexercised Company Stock Options	Number of Shares Subject to Unvested and Unexercised Company Stock Options	Number of Company RSUs	Number of Shares of Restricted Stock	Number of Subject Shares	Shares that May be Sold Pursuant to a 10b5-1 Plan
Brookside Capital Partners Fund, L.P.	2,999,526	0	0	0	0	2,999,526	0
Timothy S. Nelson	33,017	1,265,595	247,397	37,500	0	1,336,112	150,000	(2)
Thomas A. Armer	239,556	276,065	61,928	17,750	0	533,371	39,620 20,000	(2) (3)
Christopher Y. Chai	10,979	268,435	63,282	17,750	0	297,164	0
Charlene A. Friedman	1,307	207,267	63,282	17,750	0	226,324	0
Anastasios E. Gianakakos	14,330	183,905	61,095	17,750	0	215,985	30,000	(2)
Donald J. Kellerman, Pharm.D.	1,986	143,501	62,449	17,750	0	163,237	16,000 1,429	(2) (3)
Scott Borland (4)	9,475	120,620	67,527	21,075	0	151,170	0
Matthew V. McPherron (5)	2,999,526	36,666	3,334	0	0	3,036,192	0
H. Ward Wolff	0	59,166	3,334	0	0	59,166	0
Scott R. Ward	2,000	59,166	3,334	0	0	61,166	0
Bernard J. Kelley	0	53,615	3,334	0	0	53,615	0
Gerri A. Henwood	0	29,166	3,334	0	0	29,166	0
W. James O’Shea	0	5,000	15,000	0	0	5,000	0

(1)	Vesting calculated as of January 17, 2013.
(2)	Represents the maximum number of Shares issuable upon exercise of stock options outstanding as of the date hereof that can be sold, solely pursuant to a 10b5-1 Plan that is in existence as of the date hereof.
(3)	Represents the maximum number of Shares that are outstanding as of the date hereof that can be sold, solely pursuant to a 10b5-1 Plan that is in existence as of the date hereof.
(4)	Common Stock held by Mr. Borland includes 1,586 shares of common stock held by his spouse, an employee of the Company, 16,720 and 1,050 shares of Common Stock issuable upon exercise of options and vesting of restricted stock units, respectively, held by his spouse.
(5)	Includes shares held by Brookside Capital Partners Fund, L.P. Mr. McPherron is a managing director of Brookside Capital, LLC, an affiliate of Brookside Capital Partners Fund, L.P., and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.